UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2017

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 (b) On April 5, 2017, Joseph Morone notified Trans World Entertainment Corporation (the “Company”) of his decision not to stand for re-election to the Company’s Board of Directors at the Company’s 2017 Annual Meeting of Stockholders, which will be held on June 28, 2017. Mr. Morone has served as a member of the Board of Directors for over twenty years and as Presiding Director since July 2008. The Company and the Board are grateful to Mr. Morone for his distinguished Board service. Mr. Morone’s decision not to stand for re-election to the Board is not due to any disagreement with the Company, including with respect to any matter relating to the Company’s operations, policies or practices.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2017	TRANS WORLD ENTERTAINMENT CORPORATION

	By:	/s/ Mike Feurer

Name: Mike Feurer
		Title:	Chief Executive Officer